Exhibit 10.2

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of May 7, 2015 by and among Ener-Core, Inc., a Nevada corporation (the “Company”), Empery Tax Efficient, LP (the “Collateral Agent”) and the undersigned, and amends that certain Securities Purchase Agreement, dated as of April 22, 2015 (the “Agreement”), by and among the Company, the "Buyers" identified therein, and the Collateral Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to Section 9(e) of the Agreement, any term of the Agreement may be amended only with the written consent of (i) the Company and (ii) the holders of at least a majority of the aggregate number of the Conversion Shares and Warrant Shares issued or issuable under the Notes and Warrants (calculated using the Assumed Conversion Price) and shall include Empery so long as Empery or any of its affiliates holds any Securities (the “Required Holders”), and any amendments to the provisions of Section 4(r) of the Agreement further require the written approval of the Collateral Agent;

WHEREAS, any amendment effected in accordance with Section 9(e) of the Agreement is binding upon each holder of any securities purchased under the Agreement and the Company; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
AMENDMENTS TO THE AGREEMENT

Section 1.1 Increase in Shares Authorized for Additional Subscription. The second sentence of Section 4(k) of the Agreement is hereby amended and restated as follows:

“Notwithstanding anything to the contrary contained in this Section or in any of the Transaction Documents, the Company shall be permitted on or prior to the fourteenth calendar day following the Closing Date to issue to one or more investors up to an aggregate of $1,900,000 principal amount of senior secured notes with the same percentage of warrants issuable hereunder, all on substantially the same terms as the Notes and Warrants issuable pursuant to this Agreement (the "Additional Subscription"), but in any event with no terms more favorable to the investors in the Additional Subscription than those of the Buyers hereunder. Any notes issued pursuant to the Additional Subscription (the "Additional Notes"), for purposes of any amendment provisions, for purposes of calculating whether the approval of the Required Holders shall have occurred and for purposes of the Security Documents, shall be deemed to have been issued pursuant to this Agreement on the Closing Date.”

Section 1.2 Collateral Agent. The following sentence shall be added immediately following the end of the first sentence of Section 4(r)(i) of the Agreement:

“The parties hereto acknowledge and agree that the Collateral Agent, with the consent of the Note Required Holders may, and at the direction of the Note Required Holders shall, exercise remedies under the Security Documents in accordance with such consent or direction, as applicable. For purposes of this section, “Note Required Holders” shall mean the holders of a majority of the outstanding principal amount of Notes and Additional Notes, taken together, and shall include Empery (as defined herein) so long as Empery or any of its affiliates holds any Notes.”

ARTICLE II
MISCELLANEOUS

Section 2.1 Effect of this Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. This Amendment shall only be deemed to be in full force and effect from and after both the execution of this Amendment by the parties hereto and the execution of agreements substantially identical to this Amendment by the Company, Empery and "Buyers" holding a sufficient number of Conversion Shares and Warrant Shares issued or issuable under their respective Notes and Warrants that, together with undersigned, constitute the Required Holders. From and after such effectiveness, any reference to the Agreement shall be deemed to be a reference to the Agreement, as amended hereby. Except as specifically amended as set forth herein, each term and condition of the Agreement shall continue in full force and effect.

Section 2.2 Entire Agreement. This Amendment, together with the Agreement, contains the entire agreement of the parties and supersedes any prior or contemporaneous written or oral agreements between them concerning the subject matter of this Amendment.

Section 2.3 Governing Law. This Amendment shall be governed by the internal law of the State of New York.

Section 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the date first written above.

COMPANY:

ENER - CORE, INC.

By:
Name: Alain J. Castro
Title: Chief Executive Officer

[Signature Page to First Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature Page to First Amendment to Securities Purchase Agreement]